FILED PURSUANT TO RULE 497(e)
REGISTRATION NO. 333-141093
GABELLI SRI GREEN FUND, INC. (the “Fund”)
Supplement dated October 5, 2011, to the Fund’s Prospectus for Class A Shares,
Class C Shares, and Class I Shares, and the Prospectus for Class AAA Shares, each dated July 29, 2011
Effective immediately, two additional portfolio managers are being added to the Fund.
In the Summary Section of the Prospectuses under “Management,” the “Portfolio Managers” sub-section should be replaced with the following:
“Mr. Christopher C. Desmarais, Managing Director of GAMCO Asset Management Company has served as Portfolio Manager of the Fund since its inception in June, 2007. Mr. John M. Segrich, CFA, has served as Portfolio Manager of the Fund since July 2008. Mr. Kevin V. Dreyer, Vice President of Gabelli & Company, Inc. has served as Portfolio Manager of the Fund since October 2011. Mr. Christopher J. Marangi, Senior Vice President of Gabelli & Company, Inc. has served as Portfolio Manager of the Fund since October, 2011.”
In the statutory section of the Prospectuses under “Management of the Fund,” “The Portfolio Managers” section should be replaced with the following:
Mr. Christopher C. Desmarais is a Managing Director of GAMCO Asset Management Company as well as its Director of Socially Responsive Investments. Since joining GAMCO in 1993, Mr. Desmarais has been actively involved in expanding the Firm’s capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais is the Chair of the Charles F. Dolan School of Business Advisory Council at Fairfield University. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.
Mr. John M. Segrich, CFA joined Gabelli & Company, Inc. in July 2008 to head the Gabelli Green research team, which focuses on sustainability criteria, bringing his fifteen years of institutional research experience to the team. Previously, he spent seven years in Europe where he was most recently the head of JPMorgan’s sell side European Technology research team. Prior to that, Mr. Segrich was head of the European Software research team for Goldman Sachs. Mr. Segrich began his career in 1993 at Gabelli & Company, Inc. where he focused on research of the embryonic Internet industry.
Mr. Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 and currently serves as a Vice President. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2008, The Gabelli Healthcare & Wellness Trust since 2007 and the GAMCO Global Opportunity Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Dreyer holds a

FILED PURSUANT TO RULE 497(e)
REGISTRATION NO. 333-141093
Masters of Business Administration from Columbia Business School and a B.S.E. from the University of Pennsylvania.
Mr. Christopher J. Marangi joined Gabelli & Company, Inc. in 2003 and currently serves as a Senior Vice President. Mr. Marangi has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2010, The Gabelli Global Multimedia Trust Inc. since 2010 and The Gabelli Value Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Marangi holds a Masters of Business Administration from Columbia Business School and a B.A. from Williams College.
As portfolio managers, Messrs. Desmarais, Segrich, Dreyer, and Marangi are primarily responsible for the day to day investment decisions for the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

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